Exhibit 10.2
PLEDGE AGREEMENT
     This PLEDGE AGREEMENT, dated as of May 12, 2006 (together with all amendments, restatements or modifications from time to time hereto, this “Agreement”) among Integrated Electrical Services, Inc., a Delaware corporation (“IES”) and each of the entities listed as Pledgor on Schedule I attached hereto (each a “Pledgor” and collectively, “Pledgors”) and BANK OF AMERICA, N.A. in its capacity as Agent for Lenders (“Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof by and among IES, the Persons named therein as Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”) the Lenders have agreed to make Loans to, and issue Letters of Credit for the benefit of, Borrowers;
     WHEREAS, each Pledgor is the record and beneficial owner of the shares of capital stock and/or other equity securities and ownership interests listed in Part A of Schedule I hereto and the owner of the promissory notes and instruments listed in Part B of Schedule I hereto;
     WHEREAS, each Pledgor benefits from the credit facilities made available to Borrowers under the Loan Agreement;
     WHEREAS, in order to induce Agent and Lenders to make the Loans and to issue the Letters of Credit as provided for in the Loan Agreement, each Pledgor has agreed to pledge the Pledged Collateral to Agent in accordance herewith and has determined that such pledge is necessary or convenient to the conduct, promotion or attainment of its business;
     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and to incur Letter of Credit obligations under the Loan Agreement, it is agreed as follows:
     1. Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):
          “Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.
          “Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.
          “Pledged Entity” means an issuer of Pledged Shares or Pledged Indebtedness.
Pledge Agreement

          “Pledged Indebtedness” means the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto;
          “Pledged Shares” means those shares of capital stock and/or other equity securities and ownership interests listed on Part A of Schedule I hereto.
          “Secured Obligations” has the meaning assigned to such term in Section 3 hereof.
     2. Pledge. Each Pledgor hereby pledges to Agent, and grants to Agent for itself and the benefit of Lenders, a first priority security interest in all of the following (collectively, the “Pledged Collateral”):
          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and
          (b) such portion, as determined by Agent as provided in Section 6(d) below, of any additional shares of capital stock and/or other equity securities and ownership interests, as applicable, of a Pledged Entity from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, if any, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional stock; and
          (c) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and
          (d) all additional Debt arising after the date hereof and owing to Pledgor by any Pledged Entity and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness.
     3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Loan Agreement and the other Loan Documents and all obligations of each Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the “Secured Obligations”).
     4. Delivery of Pledged Collateral. All certificates, if any, and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for itself and the benefit of Lenders, pursuant hereto. All Pledged Shares which are
Pledge Agreement

represented by certificates shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by the applicable Pledgor.
     5. Representations and Warranties. Each Pledgor represents and warrants to Agent that:
          (a) such Pledgor is, and at the time of delivery of the Pledged Shares to Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement or any Lien in favor of the Tranche B Agent; such Pledgor is and at the time of delivery of the Pledged Indebtedness to Agent will be, the sole owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for (i) any Lien created by this Agreement or any Lien in favor of the Tranche B Agent and (ii) common law rights of offset and similar rights solely with respect to Pledged Indebtedness;
          (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of, the Pledged Entities, and no such Pledged Entity is in default thereunder;
          (c) such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Agent as provided herein;
          (d) None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;
          (e) All of the Pledged Shares are presently owned by one or more Pledgors, and, if certificated, are presently represented by the certificates listed on Part A of Schedule I hereto. Other than as set forth on Part A of Schedule I hereto, no membership or other equity certificates have been issued to Pledgor by any Pledged Entity and Pledgor agrees that it will not allow any Pledged Entity to issue any such certificates representing the Pledged Collateral unless such certificates are delivered to Agent in accordance with this Agreement. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;
          (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required by laws affecting the voting, offering and sale of securities generally;
Pledge Agreement

          (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of the Agent for the benefit of Agent and Lenders in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien other than common law rights of offset and similar rights solely with respect to Pledged Indebtedness and the Lien in favor of the Tranche B Agent;
          (h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms;
          (i) The Pledged Shares constitute the entire interest of Pledgor in the capital stock and/or other equity securities and ownership interests of each Pledged Entity; and
          (j) Except as disclosed on Part B of Schedule I, none of the Pledged Indebtedness is subordinated in right of payment to other Debt (except for the Secured Obligations) or subject to the terms of an indenture.
     The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.
     6. Covenants. Each Pledgor covenants and agrees that until the Commitment Termination Date:
          (a) Without the prior written consent of Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan Agreement;
          (b) such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of such Pledgor, and will cooperate with Agent, at such Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;
          (c) such Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and
          (d) such Pledgor will, upon obtaining ownership of any additional capital stock and/or other equity securities and ownership interests or promissory notes or instruments of a Pledged Entity or capital stock and/or other equity securities and ownership interests or promissory notes or instruments otherwise required to be pledged to Agent pursuant to any of the
Pledge Agreement

Loan Documents, which capital stock and/or other equity securities and ownership interests, notes or instruments are not already Pledged Collateral, promptly deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional capital stock and/or other equity securities and ownership interests, notes or instruments, pursuant to which Pledgor shall pledge to Agent all of such additional capital stock and/or other equity securities and ownership interests, notes and instruments. Each Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.
     7. Pledgors’ Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgors in accordance with Section 8(a) hereof:
          (a) Each Pledgor, as applicable, shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Loan Agreement):
               (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity other than into IES or a Pledged Entity;
               (ii) the consolidation or merger of a Pledged Entity with any other Person other than into IES or a Pledged Entity;
               (iii) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its capital stock and/or other equity securities and ownership interests unless all such additional shares, capital stock, equity securities or ownership interests constitute Pledged Collateral and any certificates in respect thereof are promptly delivered to Agent; or
               (iv) the alteration of the voting rights with respect to the capital stock and/or other equity securities and ownership interests of a Pledged Entity.
          (b) (i) Each Pledgor, as applicable, shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the Loan Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect
Pledge Agreement

of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and
               (ii) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
8. Defaults and Remedies; Proxy.
          (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to Pledgors, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments, if any, representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgors or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE COMMITMENT TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY
Pledge Agreement

AND APPOINTMENT AS ATTORNEY-IN-FACT SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.
          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days’ notice to Pledgors.
          (c) If, at any time when Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Shares hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), each Pledgor shall, in an expeditious manner, cause the Pledged Entities to:
               (i) Prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement with respect to the Pledged Shares and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;
               (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Shares covered by such registration statement whenever Agent shall desire to sell or otherwise dispose of the Pledged Shares;
               (iii) Furnish to Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Agent may request in order to facilitate the public sale or other disposition of the Pledged Shares by Agent;
Pledge Agreement

               (iv) Use commercially reasonable efforts to register or qualify the Pledged Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Agent shall request, and do such other reasonable acts and things as may be required of it to enable Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Shares by Agent;
               (v) Furnish, at the request of Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Shares becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Agent may reasonably request; and
               (vi) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.
          (d) All expenses incurred in complying with Section 8(c) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by Pledgor.
          (e) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Agent
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may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:
               (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;
               (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;
               (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and
               (iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.
          (f) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities
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for public sale under the Act, or under applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.
          (g) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and such Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.
          (h) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for (i) a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations or (ii) a defense that no Event of Default has occurred and is continuing.
     9. Waiver. No delay on Agent’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent’s rights as against any Pledgor in any respect.
     10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.
     11. Termination. Immediately following the Commitment Termination Date, Agent shall deliver to Pledgor the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of such Pledgor’s obligations hereunder shall at such time terminate.
Pledge Agreement

     12. Lien Absolute. All rights of Agent hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:
          (a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;
          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;
          (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
          (d) the insolvency of any Credit Party; or
          (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor other than the payment and performance in full of the Secured Obligations.
     13. Release. Each Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:
          (a) to the extent permitted by the Loan Documents, renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and
          (b) to the extent permitted by the Loan Documents, exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Agent’s part shall in any event affect or impair this Agreement.
     14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Pledged Entity for
Pledge Agreement

liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     15. Miscellaneous.
          (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.
          (b) Pledgors agree to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.
          (c) Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.
          (d) THIS AGREEMENT SHALL BE BINDING UPON EACH PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND PLEDGORS.
     16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.
     17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in accordance with the terms of Section 14.9 of the Loan Agreement.
Pledge Agreement

     18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
     19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.
     20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Loan Agreement.
     21. ENTIRE AGREEMENT; RELEASE. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE, FINAL AGREEMENT AND UNDERSTANDING CONCERNING THE SUBJECT MATTER HEREOF AND THEREOF BETWEEN THE PARTIES HERETO, AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, REPRESENTATIONS, WARRANTIES, COMMITMENTS, PROPOSALS, OFFERS AND CONTRACTS CONCERNING THE SUBJECT MATTER HEREOF, WHETHER ORAL OR WRITTEN. THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, ANY SUPPLEMENTS HERETO OR THERETO, AND ANY INSTRUMENTS OR DOCUMENTS DELIVERED OR TO BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE TERMS OF THIS AGREEMENT AND ANY SCHEDULE OR EXHIBIT HERETO, THE TERMS OF THIS AGREEMENT SHALL GOVERN. EXECUTION OF THIS AGREEMENT BY PLEDGORS CONSTITUTES A FULL, COMPLETE AND IRREVOCABLE RELEASE OF ANY AND ALL CLAIMS WHICH PLEDGORS MAY HAVE AT LAW OR IN EQUITY IN RESPECT OF ALL PRIOR DISCUSSIONS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. NEITHER AGENT NOR ANY LENDER SHALL BE LIABLE TO ANY PLEDGOR OR ANY OTHER PERSON ON ANY THEORY OF LIABILITY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.
[signature page follows]
Pledge Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

INTEGRATED ELECTRICAL SERVICES, INC

By:	/s/ Curt L. Warnock

Name: Curt L. Warnock
Title: Senior Vice President

BEXAR ELECTRIC COMPANY, LTD
By: BW/BEC, Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President
Pledge Agreement

BEAR ACQUISITION CORPORATION
BW/BEC , INC.
BW CONSOLIDATED, INC.
CHARLES P. BAGBY CO., INC.
DANIEL ELECTRICAL CONTRACTORS, INC.
EMC ACQUISITION CORPORATION
GENERAL PARTNER, INC.
HOUSTON-STAFFORD ELECTRIC HOLDINGS III, INC.
HOUSTON-STAFFORD MANAGEMENT LLC
ICS HOLDINGS, LLC
IES AUSTIN, INC.
IES AUSTIN MANAGEMENT LLC
IES COLLEGE STATION, INC
IES COLLEGE STATION MANAGEMENT LLC
IES CONTRACTORS MANAGEMENT LLC
IES ENC, INC.
IES ENC MANAGEMENT, INC
IES OPERATIONS GROUP, INC
IES PROPERTIES, INC.
IES PROPERTIES MANAGEMENT, INC.
IES RESIDENTIAL GROUP, INC
J.W. GRAY ELECTRIC CO., INC.
J.W. GRAY MANAGEMENT LLC
MARK HENDERSON, INCORPORATED
MID-STATES ELECTRIC COMPANY, INC.
MILLS ELECTRICAL CONTRACTORS, INC.
MILLS MANAGEMENT LLC
NBH HOLDING CO., INC.
NEAL ELECTRICAL MANAGEMENT LLC
PAN AMERICAN ELECTRIC, INC.
POLLOCK ELECTRIC, INC.
RAINES ELECTRIC CO., INC.
RAINES MANAGEMENT LLC
SUMMIT ELECTRIC OF TEXAS, INC.
TESLA POWER GP, INC.

By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President
Pledge Agreement

IES AUSTIN HOLDING LP
By: IES Austin Management LLC, its general partner

Name:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

IES COLLEGE STATION HOLDING LP
By: IES College Station Management LLC, its general partner

Name:	/s/ Curt L. Warnock

Name: Curt L. Warnock
Title: Vice President

IES FEDERAL CONTRACT GROUP, L.P.
By: IES Contractors Management LLC, its general partner

Name:	/s/ Curt L. Warnock

Name: Curt L. Warnock
Title: Vice President

IES MANAGEMENT ROO, LP
By: Neal Electric Management LLC, its general partner

Name:	/s/ Curt L. Warnock

Name: Curt L. Warnock
Title: Vice President

IES MANAGEMENT , LP
By: IES Residential Group, Inc., its general partner

Name:	/s/ Curt L. Warnock

Name: Curt L. Warnock
Title: Vice President

IES PROPERTIES , LP
By: IES Properties Management, Inc., its general partner

Name:	/s/ Curt L. Warnock

Name: Curt L. Warnock
Title: Vice President
Pledge Agreement

BEXAR ELECTRIC II LLC
BW/BEC II LLC
HOUSTON-STAFFORD HOLDINGS II LLC
IES AUSTIN HOLDINGS II LLC
IES COLLEGE STATION HOLDINGS II LLC
IES CONTRACTORS HOLDINGS LLC
IES HOLDINGS II LLC
IES PROPERTIES HOLDINGS II LLC
J.W. GRAY HOLDINGS II LLC
MILLS ELECTRIC HOLDINGS II LLC
POLLOCK SUMMIT HOLDINGS II LLC
RAINES HOLDINGS II LLC
TESLA POWER (NEVADA) II LLC

By:	/s/ Victor Duva

Victor Duva, Manager
Pledge Agreement

BW/BEC, L.L.C.
HOUSTON-STAFFORD HOLDINGS LLC
IES AUSTIN HOLDINGS LLC
IES COLLEGE STATION HOLDINGS LLC
IES HOLDINGS LLC
J.W. GRAY HOLDINGS LLC
MILLS ELECTRICAL HOLDINGS LLC
POLLOCK SUMMIT HOLDINGS INC.
RAINES HOLDINGS LLC
TESLA POWER (NEVADA), INC.

By:	/s/ Victor Duva

Victor Duva, President
Pledge Agreement

BANK OF AMERICA, N.A.

By:	/s/ H. Michael Wills

Name:	H. Michael Wills

Title:	Senior Vice President

Pledge Agreement

SCHEDULE I
PART A
PLEDGED SHARES

			No. of	Percentage
	Class of Capital		Shares	of
	Stock or other	Certificate	(Common	Outstanding
Pledged Entity	Equity Securities	No.	Stock)	Shares	Pledgor
Aladdin Ward Electric & Air, Inc.	Common	004	1,000	100	Integrated Electrical Services, Inc.
Amber Electric, Inc.	Common	013	561	100	Integrated Electrical Services, Inc.
ARC Electric, Incorporated	Common	002	1,000	100	Integrated Electrical Services, Inc.
Bachofner Electric, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Bear Acquisition Corporation	Common	002	1,000	100	Integrated Electrical Services, Inc.
Bexar Electric Company, Ltd.	Common	N/A	N/A	99	BW/BEC II LLC
Bexar Electric Company, Ltd.	Common	N/A	N/A	1	BW/BEC, Inc.
Bexar Electric II LLC	Common	N/A	N/A	N/A	Bexar Electric Company, Ltd.
Brink Electric Construction Co.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Bryant Electric Company, Inc.	Common	388	36,703	100	Integrated Electrical Services, Inc.
BW Consolidated, Inc.	Common	012	20,000	100	Integrated Electrical Services, Inc.
BW/BEC II LLC	Common	N/A	N/A	N/A	BW/BEC LLC
BW/BEC, Inc.	Common	002	1,000	100	BW Consolidated, Inc.
BWBEC, L.L.C.	Common	N/A	N/A	N/A	BW Consolidated, Inc.
Charles P. Bagby Co., Inc.	Common	003	10,000	100	Integrated Electrical Services, Inc.
Collier Electric Company, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Commercial Electrical Contractors, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Cross State Electric, Inc.	Common	017	1,400	100	Integrated Electrical Services, Inc.
Cypress Electrical Contractors, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Daniel Electrical Contractors, Inc.	Common	004	7,500	100	Integrated Electrical Services, Inc.
Daniel Electrical of Treasure Coast Inc.	Common	003	100	100	Integrated Electrical Services, Inc.
Daniel Integrated Technologies, Inc.	Common	003	1,000	100	Daniel Electrical Contractors, Inc.
Pledge Agreement — Schedule I

			No. of	Percentage
	Class of Capital		Shares	of
	Stock or other	Certificate	(Common	Outstanding
Pledged Entity	Equity Securities	No.	Stock)	Shares	Pledgor
Davis Electrical Constructors, Inc.	Common	025	500,000	100	Integrated Electrical Services, Inc.
Electro-Tech, Inc.	Common	032	1,000	100	Integrated Electrical Services, Inc.
EMC Acquisition Corporation	Common	002	1,000	100	Integrated Electrical Services, Inc.
Federal Communications Group, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
General Partner, Inc.	Common	007	900	100	Integrated Electrical Services, Inc.
H. R. Allen, Inc.	Common	004	1,000	100	Integrated Electrical Services, Inc.
Hatfield Reynolds Electric Company	Common	004	10,000	100	Integrated Electrical Services, Inc.
Haymaker Electric, Ltd.	Common	N/A	N/A	10	General Partner, Inc.
Haymaker Electric, Ltd.	Common	N/A	N/A	90	Charles P. Bagby Co., Inc.
Holland Electrical Systems, Inc.	Common	003	1,000	100	Mark Henderson, Incorporated
Houston-Stafford Electric Contractors LP	Common	N/A	N/A	1	Houston-Stafford Management LLC
Houston-Stafford Electric Contractors LP	Common	N/A	N/A	99	Houston-Stafford Holdings II LLC
Houston-Stafford Electric Holdings III, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Houston Stafford Holdings II LLC	Common	N/A	N/A	N/A	Houston-Stafford Holdings LLC
Houston Stafford Holdings LLC	Common	N/A	N/A	N/A	Houston-Stafford Holdings III, Inc.
Houston Stafford Management LLC	Common	N/A	N/A	N/A	Houston-Stafford Electric Holdings III, Inc.
ICS Holdings LLC	Common	N/A	N/A	N/A	IES Operations Group, Inc.
IES Albuquerque, Inc.	Common	009	342	100	NBH Holding Co., Inc.
IES Austin Holding LP	Common	N/A	N/A	99	IES Austin Holdings II LLC
IES Austin Holding LP	Common	N/A	N/A	1	IES Austin Management
IES Austin Holdings II LLC	Common	N/A	N/A	N/A	IES Austin Holdings LLC
IES Austin Holdings LLC	Common	N/A	N/A	N/A	IES Austin, Inc.
IES Austin, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES Charlotte, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES College Station Holdings II LLC	Common	N/A	N/A	N/A	IES College Station Holdings LLC
Pledge Agreement — Schedule I

			No. of	Percentage
	Class of Capital		Shares	of
	Stock or other	Certificate	(Common	Outstanding
Pledged Entity	Equity Securities	No.	Stock)	Shares	Pledgor
IES College Station Holdings LLC	Common	N/A	N/A	N/A	IES College Station, Inc.
IES College Station Holdings LP	Common	N/A	N/A	1	IES College Station Management LLC
IES College Station Holdings LP	Common	N/A	N/A	99	IES College Station Holdings II, LLC
IES College Station, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES College Station Management LLC	Common	N/A	N/A	N/A	IES College Station, Inc.
IES Communications, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
IES Contractors Holdings LLC	Common	N/A	N/A	N/A	Bear Acquisition Corporation
IES Contractors, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
IES Contractors Management LLC	Common	N/A	N/A	N/A	Bear Acquisition Corporation
IES Decatur, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES East McKeesport, Inc.	Common	003	1,000	100	EMC Acquisition Corporation.
IES ENC Management, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
IES ENC, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
IES Federal Contract Group LP	Common	N/A	N/A	1	IES Contractors Management LLC
IES Federal Contract Group LP	Common	N/A	N/A	99	IES Contractors Holdings LLC
IES Holdings II LLC	Common	N/A	N/A	N/A	IES Holdings LLC
IES Holdings, LLC	Common	N/A	N/A	N/A	Integrated Electrical Services, Inc.
IES Management, LP	Common	N/A	N/A	1	IES Residential Group, Inc.
IES Management, LP	Common	N/A	N/A	99	IES Holdings II, LLC
IES Management ROO, LP	Common	N/A	N/A	1	Neal Electric Mgmt LLC
IES Management ROO, LP	Common	N/A	N/A	99	ICS Holdings LLC
IES Meridian, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES New Iberia, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES Oklahoma City, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES Operations Group, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
IES Properties Holdings, Inc.	Common	002	1,000	100	IES Properties, Inc.
IES Properties Holdings II LLC	Common	N/A	N/A	N/A	IES Properties Holding, Inc.
Pledge Agreement — Schedule I

			No. of	Percentage
	Class of Capital		Shares	of
	Stock or other	Certificate	(Common	Outstanding
Pledged Entity	Equity Securities	No.	Stock)	Shares	Pledgor
IES Properties Management, Inc.	Common	002	1,000	100	IES Properties, Inc.
IES Properties, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
IES Properties, LP	Common	N/A	N/A	99	IES Properties Holdings, LLC
IES Properties, LP	Common	N/A	N/A	1	IES Properties Management, Inc.
IES Raleigh, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES Reinsurance, Ltd.	Common	002	120,000	100	Integrated Electrical Services, Inc.
IES Residential Group, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
IES Specialty Lighting, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
IES Valdosta, Inc.	Common	008	14,300	100	Integrated Electrical Services, Inc.
IES Ventures Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
IES Wilson, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Integrated Electrical Finance, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Intelligent Building Solutions, Inc.	Common	002	1,000	100	Mark Henderson, Incorporated
J.W. Gray Electrical Contractors LP	Common	N/A	N/A	1	J.W. Gray Management LLC
J.W. Gray Electrical Contractors LP	Common	N/A	N/A	99	J.W. Gray Holdings II LLC
J. W. Gray Electric Co., Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
J.W. Gray Holdings II LLC	Common	N/A	N/A	N/A	J.W. Gray Holdings LLC
J.W. Gray Holdings, LLC	Common	N/A	N/A	N/A	J.W. Gray Electric Co., Inc.
J.W. Gray Management LLC	Common	N/A	N/A	N/A	J.W. Gray Electric Co., Inc.
Kayton Electric, Inc.	Common	008	75,000	100	Integrated Electrical Services, Inc.
Key Electrical Supply, Inc.	Common	012	600	100	Integrated Electrical Services, Inc.
Linemen, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Mark Henderson, Incorporated	Common	002	1,000	100	Integrated Electrical Services, Inc.
Menninga Electric, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Mid-States Electric Company, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Mills Electrical Contractors, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Pledge Agreement — Schedule I

			No. of	Percentage
	Class of Capital		Shares	of
	Stock or other	Certificate	(Common	Outstanding
Pledged Entity	Equity Securities	No.	Stock)	Shares	Pledgor
Mills Electric LP	Common	N/A	N/A	99	Mills Electric Holdings II LLC
Mills Electric LP	Common	N/A	N/A	1	Mills Management LLC
Mills Electric Holdings II LLC	Common	N/A	N/A	N/A	Mills Electrical Holdings LLC
Mills Electrical Holdings LLC	Common	N/A	N/A	N/A	Mills Electrical Contractors, Inc.
Mills Management LLC	Common	N/A	N/A	N/A	Mills Electrical Contractors, Inc.
Mitchell Electric Company, Inc.	Common Class A	045	9,248.44	100	Integrated Electrical Services, Inc.
M-S Systems, Inc.	Common	005	500	100	Mid-States Electric Company, Inc.
Murray Electrical Contractors, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
NBH Holding Co., Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Neal Electric LP	Common	N/A	N/A	1	BW/BEC, Inc.
Neal Electric LP	Common	N/A	N/A	99	Bexar Electric II LLC
Neal Electric Management LLC	Common	N/A	N/A	N/A	IES Operations Group, Inc.
New Technology Electrical Contractors, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Newcomb Electric Company, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Pan American Electric Company, Inc.	Common	004	400	100	Pan American Electric, Inc.
Pan American Electric, Inc.	Common	015	5,210	100	Integrated Electrical Services, Inc.
Paulin Electric Company, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Pollock Electric, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Pollock Summit Electric LP	Common	N/A	N/A	1	Summit Electric of Texas, Inc.
Pollock Summit Electric LP	Common	N/A	N/A	98	Pollock Summit Holdings II LLC
Pollock Summit Electric LP	Common	N/A	N/A	1	Pollock Electric, Inc.
Pollock Summit Holdings Inc.	Common	003	500	50	Pollock Electric, Inc.
Pollock Summit Holdings Inc.	Common	004	500	50	Summit Electric of Texas, Inc.
Pollock Summit Holdings II LLC	Common	N/A	N/A	N/A	Pollock Summit Holdings, Inc.
PrimeNet, Inc.	Common	003	1,000	100	Integrated Electrical Services, Inc.
Primo Electric Company	Common	002	1,000	100	Integrated Electrical Services, Inc.
Pledge Agreement — Schedule I

			No. of	Percentage
	Class of Capital		Shares	of
	Stock or other	Certificate	(Common	Outstanding
Pledged Entity	Equity Securities	No.	Stock)	Shares	Pledgor
Raines Electric Co., Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Raines Electric LP	Common	N/A	N/A	1	Raines Management LLC
Raines Electric LP	Common	N/A	N/A	99	Raines Holdings II LLC
Raines Holdings II LLC	Common	N/A	N/A	N/A	Raines Holdings LLC
Raines Holdings LLC	Common	N/A	N/A	N/A	Raines Electric Co., Inc.
Raines Management LLC	Common	N/A	N/A	N/A	Raines Electric Co., Inc.
Riviera Electric, LLC	Common	N/A	N/A	99	IES ENC, Inc.
Riviera Electric, LLC	Common	N/A	N/A	1	IES ENC Management, Inc.
RKT Electric, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Rockwell Electric, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Rodgers Electric Company, Inc.	Common	006	150	100	Integrated Electrical Services, Inc.
Ron’s Electric, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
SEI Electrical Contractor, Inc.	Common	002	100	100	Integrated Electrical Services, Inc.
Spectrol, Inc.	Common	003	1,000	100	Mark Henderson, Incorporated
Summit Electric of Texas, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Tesla Power and Automation, LP	Common	N/A	N/A	1	Tesla Power GP, Inc.
Tesla Power Automation, LP	Common	N/A	N/A	99	Tesla Power (Nevada) II LLC
Tesla Power (Nevada) II LLC	Common	N/A	N/A	N/A	Tesla Power (Nevada), Inc.
Tesla Power (Nevada), Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Tesla Power GP, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Tesla Power Properties, LP	Common	N/A	N/A	1	Tesla Power GP, Inc.
Tesla Power Properties, LP	Common	N/A	N/A	99	Tesla Power (Nevada) II LLC
Thomas Popp & Company	Common	004	100	100	Integrated Electrical Services, Inc.
Valentine Electrical, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Wright Electrical Contracting, Inc.	Common	002	1,000	100	Integrated Electrical Services, Inc.
Pledge Agreement — Schedule I

PART B
PLEDGED INDEBTEDNESS
None
Pledge Agreement — Schedule I

SCHEDULE II
PLEDGE AMENDMENT
     This Pledge Amendment, dated                                          is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments, shares of capital stock or other equity securities or ownership interests pledged prior to this Pledge Amendment and as to the promissory notes, instruments, shares of capital stock or other equity securities or ownership interests pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated May                     , 2006, among the undersigned, as Pledgor, the other Pledgors named therein and Bank of America, N.A., as Agent, (the “Pledge Agreement”) and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or shares of capital stock or other equity securities or ownership interests not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations.

By:

Name:

Title:

Class of Capital
		Stock or Other		Number of	Percentage of
		Equity	Certificate	Shares or	Outstanding
Pledgor	Pledged Entity	Securities	Number(s)	Units	Shares

		Initial Principal		Maturity	Interest
Pledgor	Pledged Entity	Amount	Issue Date	Date	Rate
Pledge Agreement — Schedule II